EXHIBIT 99.1

ENGINE CLEAN
SOLUTIONS, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

CONTENTS

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

BALANCE SHEETS	2

STATEMENTS OF OPERATIONS	3

STATEMENTS OF SHAREHOLDERS' DEFICIT	4

STATEMENTS OF CASH FLOWS	5

NOTES TO FINANCIAL STATEMENTS	6-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Engine Clean Solutions, Inc.

We have audited the accompanying balance sheets of Engine Clean Solutions, Inc. (the “Company”) as of December 31, 2010 and 2009, and the consolidated statements of operations, shareholders’ deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Engine Clean Solutions, Inc. as of December 31, 2010 and 2009, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rose, Snyder & Jacobs
Rose, Snyder & Jacobs
A Corporation of Certified Public Accountants

Encino, California

April 14, 2011

ENGINE CLEAN SOLUTIONS, INC.
BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

ASSETS

	2010	2009
CURRENT ASSETS
Cash and cash equivalents	$28,245	$3,746
Accounts receivable, net of allowance for doubtful
accounts of $0	33,610	27,029
Inventories, note 3	179,972	234,147
Prepaid expenses and other current assets	3,809	1,119

TOTAL CURRENT ASSETS	245,636	266,041

PROPERTY AND EQUIPMENT, at cost, net of
accumulated depreciation and amortization, note 4	41	2,653

OTHER ASSETS
Deposits	4,763	8,629

TOTAL ASSETS	$250,440	$277,323

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$49,141	$50,837
Notes payable, note 6	15,000	38,500
Note payable - officer, note 6	279,163	344,763
Interest payable	20,754	17,576
Income taxes payable	11,200	-

TOTAL CURRENT LIABILITIES	375,258	451,676

COMMITMENTS AND CONTINGENCIES, note 8

SHAREHOLDERS' DEFICIT

Common stock, no par value, 15,000,000 shares authorized;
1,666 shares issued and outstanding	11,700	11,700
Additional paid-in capital	27,322	27,322
Accumulated deficit	(163,840)	(213,375)

TOTAL SHAREHOLDERS' DEFICIT	(124,818)	(174,353)

TOTAL LIABILITIES AND
SHAREHOLDERS' DEFICIT	$250,440	$277,323

See report of independent registered public accounting firm and notes to financial statements.

ENGINE CLEAN SOLUTIONS, INC.
STATEMENTS OF OPERATIONS
DECEMBER 31, 2010 AND 2009

	2010	2009

NET SALES	$857,466	$589,410

COST OF GOODS SOLD	580,672	471,082

GROSS PROFIT	276,794	118,328

OPERATING EXPENSES	211,999	187,014

INCOME (LOSS) FROM OPERATIONS	64,795	(68,686)

OTHER INCOME (EXPENSES)
Other income (expense)	1,500	75
Interest expense	(4,760)	(6,657)

TOTAL OTHER INCOME (EXPENSES)	(3,260)	(6,582)

INCOME (LOSS) BEFORE PROVISION FOR
INCOME TAXES	61,535	(75,268)

PROVISION FOR INCOME TAXES	12,000	800

NET INCOME (LOSS)	$49,535	$(76,068)

Earnings per share (basic and diluted)	$29.73	$(45.66)

Weighted average number of shares	1,666	1,666

See report of independent registered public accounting firm and notes to financial statements.

ENGINE CLEAN SOLUTIONS, INC.
STATEMENTS OF SHAREHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Amount

Balance, December 31, 2008	1,666	$11,700	$27,322	$(137,307)	$(98,285)
Net loss	-	-	-	(76,068)	(76,068)
Balance, December 31, 2009	1,666	11,700	27,322	(213,375)	(174,353)
Net income	-	-	-	49,535	49,535
Balance, December 31, 2010	1,666	$11,700	$27,322	$(163,840)	$(124,818)

See report of independent registered public accounting firm and notes to financial statements.

ENGINE CLEAN SOLUTIONS, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$49,535	$(76,068)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	2,612	5,320
Changes in assets - (increase) decrease:
Accounts receivable	(6,581)	(21,745)
Inventories	54,175	79,555
Prepaid expenses and other current assets	(2,690)	(1,081)
Deposits	3,866	-
Changes in liabilities - increase (decrease):
Accounts payable and accrued expenses	(1,696)	22,885
Interest payable	3,178	4,336
Income tax payable	11,200	-

NET CASH PROVIDED BY
OPERATING ACTIVITIES	113,599	13,202

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable, officer	6,900	30,800
Payments on note payable, officer	(72,500)	(39,600)
Proceeds from notes payable	-	8,500
Payments on notes payable	(23,500)	(10,000)

NET CASH USED IN FINANCING ACTIVITIES	(89,100)	(10,300)

NET INCREASE IN CASH	24,499	2,902

CASH AT BEGINNING OF YEAR	3,746	844

CASH AT END OF YEAR	$28,245	$3,746

Supplementary disclosures:
Interest paid in cash	$-	$-
Income taxes paid in cash	$800	$800

See report of independent registered public accounting firm and notes to financial statements.

ENGINE CLEAN SOLUTIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

1.	ORGANIZATION

Engine Clean Solutions, Inc. (the “Company”) was incorporated in 1991 in the state of California, and manufactures automotive equipment used to improve the fuel efficiency, performance and longevity of gasoline and diesel engines.  The Company sells on credit to its customers throughout the world.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Revenue Recognition

Revenue is recognized when the product has shipped and title has transferred to the customer.

Accounts Receivable

The Company maintains an allowance for doubtful accounts for estimated losses that may arise if any of its customers are unable to make required payments.  Management specifically analyzes the age of customer balances, historical bad debt experience, customer credit-worthiness, and changes in customer payment terms when making estimates of the uncollectability of the Company’s trade accounts receivable balances.  If the Company determines that the financial conditions of any of its customers has deteriorated, whether due to customer-specific or general economic issues, increases in the allowance may be made.  Accounts receivable are written off when all collection attempts have failed.

Inventories

Inventories are stated at the lower of cost (first-in, first-out method) or market.

Depreciation and Amortization

Depreciation for furniture, fixtures and equipment is computed principally on the straight-line method based on the estimated useful lives of the assets, generally over five to seven years.  Leasehold improvements are amortized over the shorter of the life of the lease or the asset, on a straight-line basis.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Income Taxes

Income taxes are recorded under the liability method in accordance with generally accepted accounting principles.  Under the liability method, deferred income taxes are recognized for the tax consequences in future years, of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.

See report of independent registered public accounting firm.

ENGINE CLEAN SOLUTIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Shipping and Handling

Shipping and handling costs are recorded in cost of goods sold and amounted to $18,155 and $15,633 for the years ended December 31, 2010 and 2009, respectively.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash, accounts receivable, prepaid expenses, accounts payable, and accrued expenses, the carrying amounts approximate fair value due to their short maturities.  The carrying value of the Company’s notes payable approximates fair value based on prevailing interest rates.

Impairment of Long-Lived Assets and Intangibles

The Company reviews its long-lived assets for impairment in accordance with FASB ASC 350 whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount exceeds the fair value of the assets. No events or changes in circumstances triggered an impairment test in 2010 and 2009.

3.	INVENTORIES

As of December 31, inventories consisted of the following:

	2010	2009
Raw materials	$116,130	$165,908
Work-in-progress	17,411	18,589
Finished goods	46,431	49,650

	$179,972	$234,147

4.	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2010 and 2009, respectively:

	2010	2009
Manufacturing equipment	$126,249	$126,249
Office furnitues & fixtures	31,772	31,772
Vehicles	17,656	17,656
Leasehold improvements	122,695	122,695
	298,372	298,372
Less accumulated depreciation
and amortization	(298,331)	(295,719)

	$41	$2,653

See report of independent registered public accounting firm.

ENGINE CLEAN SOLUTIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

5.	CREDIT FACILITY

At December 31, 2010, the Company had a credit facility with a bank under which the Company could borrow up to $10,000.  This line of credit bears interest at 9.25%, is secured by all the assets of the Company, and is guaranteed by the company’s President. The balance under this line of credit was $0 at December 31, 2010 and 2009.

6.	NOTES PAYABLE

Notes payable consisted of the following as of December 31, 2010 and 2009:

	2010	2009
Unsecured note payable to International Road
Technologies, Inc., non-interest bearing,
due on demand.	$8,500	$8,500

Unsecured note payable to an individual,
bearing interest at 10%, due on demand	6,500	30,000

Unsecured note payable to an officer of the
Company, non-interest bearing, due on demand.	279,163	344,763

	$294,163	$383,263

See report of independent registered public accounting firm.

7.	INCOME TAXES

The difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to pre-tax income is mainly related to state income taxes, offset by a change in the deferred income tax asset valuation allowance. As of December 31, 2010, the Company had approximately $100,000 in state net operating loss carryforwards attributable to losses that may be offset against future taxable income through 2030.  The deferred income tax asset, which is offset by a valuation allowance, results primarily from differences in depreciation and amortization of property and equipment, and from the state net loss carryforwards.

The Company has adopted guidance issued by the FASB that clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities.  The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for the years ended December 31, 2010 and 2009.  The Company files income tax returns with the Internal Revenue Service (“IRS”) and the state of California.  For jurisdictions in which tax filings are prepared, the Company is no longer subject to income tax examinations by state tax authorities for tax years through 2005 and by the IRS for tax years through 2006.

See report of independent registered public accounting firm.

ENGINE CLEAN SOLUTIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

8.	COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases a facility on a month-to-month basis for $4,678 per month.

Major Customers

Two customers accounted for 79% of total net sales in 2010 (customer A – 67%; customer B – 12%), and one customer accounted for 56% of total net sales in 2009.

Major Vendors

Purchases from two suppliers accounted for approximately 35% of total purchases in 2010, and three suppliers accounted for approximately 47% of total purchases in 2009

See report of independent registered public accounting firm.

ENGINE CLEAN
SOLUTIONS, INC.
FINANCIAL STATEMENTS
MARCH 31, 2011

ENGINE CLEAN SOLUTIONS, INC.

CONTENTS

PAGE

CONDENSED BALANCE SHEETS	1

CONDENSED STATEMENTS OF OPERATIONS	2

CONDENSED STATEMENTS OF CASH FLOWS	3

NOTES TO FINANCIAL STATEMENTS	4-7

ENGINE CLEAN SOLUTIONS, INC.
CONDENSED BALANCE SHEETS

ASSETS

	March 31, 2011	December 31, 2010
	(Unaudited)	(Audited)
CURRENT ASSETS
Cash and cash equivalents	$6,234	$28,245
Accounts receivable, net of allowance for doubtful
accounts of $0	45,482	33,610
Inventories, note 3	150,790	179,972
Prepaid expenses and other current assets	3,787	3,809

TOTAL CURRENT ASSETS	206,293	245,636

PROPERTY AND EQUIPMENT, at cost, net of
accumulated depreciation and amortization, note 4	-	41

OTHER ASSETS
Deposits	4,763	4,763

TOTAL ASSETS	$211,056	$250,440

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$32,683	$49,141
Notes payable, note 6	15,000	15,000
Note payable - officer, note 6	270,163	279,163
Interest payable	20,917	20,754
Income taxes payable	8,400	11,200

TOTAL CURRENT LIABILITIES	347,163	375,258

COMMITMENTS AND CONTINGENCIES, note 8

SHAREHOLDERS' DEFICIT

Common stock, no par value, 15,000,000 shares authorized;
1,666 shares issued and outstanding	11,700	11,700
Additional paid-in capital	27,322	27,322
Accumulated deficit	(175,129)	(163,840)

TOTAL SHAREHOLDERS' DEFICIT	(136,107)	(124,818)

TOTAL LIABILITIES AND
SHAREHOLDERS' DEFICIT	$211,056	$250,440

See notes to financial statements.

ENGINE CLEAN SOLUTIONS, INC.
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2011	March 31, 2010

NET SALES	$149,673	$224,218

COST OF GOODS SOLD	99,277	152,953

GROSS PROFIT	50,396	71,265

OPERATING EXPENSES	63,146	54,634

INCOME (LOSS) FROM OPERATIONS	(12,750)	16,631

OTHER INCOME (EXPENSES)
Interest expense	(1,339)	(1,778)

TOTAL OTHER INCOME (EXPENSES)	(1,339)	(1,778)

INCOME (LOSS) BEFORE PROVISION FOR
INCOME TAXES	(14,089)	14,853

PROVISION FOR INCOME TAXES (BENEFIT)	(2,800)	800

NET INCOME (LOSS)	$(11,289)	$14,053

Earnings (loss) per share (basic and diluted)	$(6.78)	$8.44

Weighted average number of shares	1,666	1,666

See notes to financial statements.

ENGINE CLEAN SOLUTIONS, INC.
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2011	March 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(11,289)	$14,053
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation and amortization	41	393
Changes in assets - (increase) decrease:
Accounts receivable	(11,872)	(26,191)
Inventories	29,182	19,567
Prepaid expenses and other current assets	22	-
Deposits	-	-
Changes in liabilities - increase (decrease):
Accounts payable and accrued expenses	(16,458)	15,974
Interest payable	163	1,201
Income tax payable	(2,800)	800

NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES	(13,011)	25,797

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on note payable, officer	(9,000)	(22,000)

NET CASH USED IN FINANCING ACTIVITIES	(9,000)	(22,000)

NET DECREASE IN CASH	(22,011)	3,797

CASH AT BEGINNING OF YEAR	28,245	3,746

CASH AT END OF YEAR	$6,234	$7,543

Supplementary disclosures:
Interest paid in cash	$-	$-
Income taxes paid in cash	$-	$-

See notes to financial statements.

ENGINE CLEAN SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2011
(UNAUDITED)

1.	ORGANIZATION

Engine Clean Solutions, Inc. (the “Company”) was incorporated in 1991 in the state of California, and manufactures automotive equipment used to improve the fuel efficiency, performance and longevity of gasoline and diesel engines.  The Company sells on credit to its customers throughout the world.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Financial Statement Preparation

The financial statements included in this report have been prepared pursuant  to the rules and regulations of the Securities and Exchange Commission for interim reporting and include all adjustments (consisting only of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the financial position and result of operations.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted pursuant to such rules and regulations for interim reporting.  These financial statements should be read in conjunction with the financial statements for the year ended December 31, 2010.  The financial data for the interim periods presented may not necessarily reflect the results to be anticipated for the complete year.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Revenue Recognition

Revenue is recognized when the product has shipped and title has transferred to the customer.

Accounts Receivable

The Company maintains an allowance for doubtful accounts for estimated losses that may arise if any of its customers are unable to make required payments.  Management specifically analyzes the age of customer balances, historical bad debt experience, customer credit-worthiness, and changes in customer payment terms when making estimates of the uncollectability of the Company’s trade accounts receivable balances.  If the Company determines that the financial conditions of any of its customers has deteriorated, whether due to customer-specific or general economic issues, increases in the allowance may be made.  Accounts receivable are written off when all collection attempts have failed.

Inventories

Inventories are stated at the lower of cost (first-in, first-out method) or market.

Depreciation and Amortization

Depreciation for furniture, fixtures and equipment is computed principally on the straight-line method based on the estimated useful lives of the assets, generally over five to seven years.  Leasehold improvements are amortized over the shorter of the life of the lease or the asset, on a straight-line basis.

ENGINE CLEAN SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2011
(UNAUDITED)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Income Taxes

Income taxes are recorded under the liability method in accordance with generally accepted accounting principles.  Under the liability method, deferred income taxes are recognized for the tax consequences in future years, of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.

Shipping and Handling

Shipping and handling costs are recorded in cost of goods sold and amounted to $4,509 and $2,924 for the three months ended March 31, 2011 and 2010, respectively.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash, accounts receivable, prepaid expenses, accounts payable, and accrued expenses, the carrying amounts approximate fair value due to their short maturities.  The carrying value of the Company’s notes payable approximates fair value based on prevailing interest rates.

Impairment of Long-Lived Assets and Intangibles

The Company reviews its long-lived assets for impairment in accordance with FASB ASC 350 whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount exceeds the fair value of the assets. No events or changes in circumstances triggered an impairment test in 2011 and 2010.

3.	INVENTORIES

As of March 31 2011 and December 31, 2010, inventories consisted of the following:

	2011	2010
Raw materials	$98,014	$116,130
Work-in-progress	13,571	17,411
Finished goods	39,205	46,431
	$150,790	$179,972

ENGINE CLEAN SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2011
(UNAUDITED)

4.	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of March 31, 2011 and December 31, 2010, respectively:

	March 31,	December 31,
	2011	2010
Manufacturing equipment	$126,249	$126,249
Office furnitues & fixtures	31,772	31,772
Vehicles	17,656	17,656
Leasehold improvements	122,695	122,695
	298,372	298,372
Less accumulated depreciation
and amortization	(298,372)	(298,331)

	$-	$41

5.	CREDIT FACILITY

At March 31, 2011, the Company had a credit facility with a bank under which the Company could borrow up to $10,000.  This line of credit bears interest at 9.25%, is secured by all the assets of the Company, and is guaranteed by the company’s President. The balance under this line of credit was $0 at March 31, 2011 and December 31, 2010.

6.	NOTES PAYABLE

Notes payable consisted of the following as of March 31, 2011 and December 31, 2010:

	2011	2010
Unsecured note payable to International Road
Technologies, Inc., non-interest bearing,
due on demand.	$8,500	$8,500

Unsecured note payable to an individual,
bearing interest at 10%, due on demand	6,500	6,500

Unsecured note payable to an officer of the
Company, non-interest bearing, due on demand.	270,163	279,163

	$285,163	$294,163

ENGINE CLEAN SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2011
(UNAUDITED)

7.   INCOME TAXES

The difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to pre-tax income is mainly related to state income taxes, offset by a change in the deferred income tax asset valuation allowance. As of December 31, 2010, the Company had approximately $100,000 in state net operating loss carryforwards attributable to losses that may be offset against future taxable income through 2030.  The deferred income tax asset, which is offset by a valuation allowance, results primarily from differences in depreciation and amortization of property and equipment, and from the state net loss carryforwards.

The Company has adopted guidance issued by the FASB that clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities.  The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for the three months ended March 31, 2011 and 2010.  The Company files income tax returns with the Internal Revenue Service (“IRS”) and the state of California.  For jurisdictions in which tax filings are prepared, the Company is no longer subject to income tax examinations by state tax authorities for tax years through 2005 and by the IRS for tax years through 2006.

8.	COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases a facility on a month-to-month basis for $4,678 per month.

Major Customers

Sales to one customer accounted for more than 10% of the Company’s total sales for the three months ended March 31, 2011.  Sales to this customer accounted for 57% of the Company’s total sales.

Sales to two customer accounted for more than 10% of the Company’s total sales for the three months ended March 31, 2010.  Sales to these customers accounted for 73% and for 10% of the Company’s total sales.

At March 31, 2011, accounts receivable from two customers accounted for 79% of total accounts receivable.